UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[x] Definitive Additional Materials

[ ] Soliciting Material Under Rule 14a-12

DANIMER SCIENTIFIC, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

22071 Danimer Scientific Proxy Notice_REV3 Front

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares.

DANIMER SCIENTIFIC, INC.
c/o Continental Proxy Services
1 State Street, New York NY 10004

DANIMER SCIENTIFIC, INC.

140 Industrial Blvd.,
Bainbridge, GA 39817

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held on
June 1, 2023

*Shareholders are cordially invited to attend the Annual Meeting and vote in person. At the meeting, you will need to request a ballot to vote your shares.

Dear Shareholder,

The 2023 Annual Meeting of Stockholders of Danimer Scientific, Inc. will be held virtually at **https://www.cstproxy.com/danimerscientific/2023** on June 1, 2023, at 10:00 AM (Local Time).

Proposals to be considered at the Annual Meeting:

(1) To consider and act upon a proposal to elect to the Company's Board of Directors nine (9) persons nominated by the Board of Directors;

(2) To consider and act upon a proposal to ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the 2023 fiscal year; ending December 31, 2023; and

(3) To transact such other business as may properly come before the 2023 Annual Meeting or any adjournment or postponement thereof, including to consider any procedural matters incident to the conduct of the Annual Meeting, such as the postponement of the Annual Meeting in order to solicit additional proxies to vote in favor of the matters presented at the Annual Meeting.

The Board of Directors recommends a vote "FOR" all nominees under Proposal 1 and "FOR" Proposal 2.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.

Vote during the Meeting –
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically during the annual meeting. To attend the annual meeting, visit:
https://www.cstproxy.com/danimerscientific/2023

Vote Your Proxy on the Internet:
Go to http://www.cstproxyvote.com
Have your notice available when you access the above website. Follow the prompts to vote your shares.

The Proxy Materials are available for review at:
https://www.cstproxy.com/danimerscientific/2023

CONTROL NUMBER

22071 Danimer Scientific Proxy Notice_REV3 Back

DANIMER SCIENTIFIC, INC.
140 Industrial Blvd.,
Bainbridge, GA 39817

Important Notice Regarding the Availability of Proxy Materials
For the 2023 Annual Meeting of Stockholders to be Held on June 1, 2023

The following Proxy Materials are available to you to review at:
https://www.cstproxy.com/danimerscientific/2023

- the Company's Annual Report for the year ended December 31, 2022
- the Company's 2023 Proxy Statement
- the Proxy Card
- any amendments to the foregoing materials that are required to be furnished to shareholders

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before May 22, 2023 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company.

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-888-266-6791,
or By logging on to
https://www.cstproxy.com/danimerscientific/2023
or By email at: proxy@continentalstock.com

Please include the company name and your control number in the subject line.